Fiscal Q1 2020 Earnings + February 5, 2020

Forward-Looking Statements Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 19, 2019: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) our ability to integrate businesses, to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (4) the impact of the acquisitions of the Acquired Businesses on our business operations; (5) the success of new products and the ability to continually develop and market new products; (6) our ability to attract, retain and improve distribution with key customers; (7) our ability to continue planned advertising and other promotional spending; (8) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (9) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (10) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (11) financial strength of distributors and suppliers; (12) our ability to improve operations and realize cost savings; (13) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (14) the impact of adverse or unexpected weather conditions; (15) uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; (16) the impact of raw materials and other commodity costs; (17) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (18) costs and reputational damage associated with cyber-attacks or information security breaches or other events; (19) the impact of advertising and product liability claims and other litigation; and (20) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. 2

Forward-Looking Statements The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. Forward- looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as acquisition and integration costs and related items, gain on sale of real estate, settlement loss on plan terminations, and the one-time impact of the new U.S. tax legislation. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. A reconciliation of all non-GAAP financial metrics used can be found in the Appendix of this presentation: ‒ Adjusted Earnings Per Share (EPS) excludes the impact of the costs related to acquisition and integration and the loss on extinguishment of debt. ‒ EBITDA is defined as net earnings before income tax provision, interest and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to acquisition and integration, and share based payments. ‒ Adjusted Free Cash Flow excludes the cash payments for acquisition and integration expenses and integration capital expenditures. These expense cash payments are net of the statutory tax benefit associated with the payment. ‒ Adjusted Gross Margin excludes any charges related to acquisition and integration charges. ‒ Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, operations in Argentina, and the impact of currency from the changes in foreign currency exchange rates. References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions. 3

Reaffirming the outlook for fiscal 2020 ORGANIC NET SALES ADJUSTED GROWTH TARGETS EBITDA* 1%- 2% 3.5% $610M to $640M Batteries Auto Care ADJUSTED ADJUSTED EARNINGS PER SHARE* FREE CASH FLOW* $3.00 to $3.20 $310M to $340M 4 * See Appendix for non-GAAP reconciliation

Organic net sales outpaced previous expectations for a mid-single digit decline Consolidated Net Sales Organic Net Sales Performance* $ USD Millions $736.8 + U.S. price increase in 2019 (+180 basis points) $571.9 - Phasing holiday shipments into Q4’19 (-240 basis points) -3.4% - Decline in point of sales trends from price increases, organic* competitive product launch, and lower replenishment volume from hurricane activity (-280 basis points) FY Q1'19 FY Q1'20 Acquired Organic Expect strong organic net sales growth in the For the quarter ended December 31 remainder of 2020: • Secured distribution gains and expanded shelf space with existing battery customers supporting full year 1% to 2% global growth • Approximately 3.5% net sales growth in auto care 5 * See Appendix for non-GAAP reconciliation

Improved gross margins expected in balance of fiscal 2020 Adjusted Gross Profit Margin* Impacts on Adjusted Gross Margin* 48.2% + U.S. battery price increase in 2019 and synergies 41.8% - Acquired businesses - Lower production volume and tariffs - Mix shift in batteries FY Q1'19 FY Q1'20 For the quarter ended December 31 - Currency impact Expect improved gross margins in the balance of the year from Q2-Q4 to achieve full year 10 to 40 basis point rate improvement vs 2019 Primary drivers of improvement: • Synergies contribute 140 to 160 basis points • Favorable commodity costs adds 40 to 50 basis points • Favorable fixed cost absorption of 80 to 100 basis points • Partially offset by tariff and foreign currency headwinds 6 * See Appendix for non-GAAP reconciliation

Appendix 7

Reaffirm Fiscal 2020 Outlook METRIC Fiscal 2020 Outlook Reported increase of 9% to 10% • Incremental 3 months of acquired battery and 4 months of acquired auto care Net Sales • Organic net sales expected to be up low single digits. o Combined organic battery up 1% to 2% o Combined organic auto care expected to grow approximately 3.5% Gross Margin Rate Improvement of 10 to 40 bps (excl acquisition & integration costs) A&P Expected increase of 15% to 20% for additional investments SG&A 16.5% to 17% of Net Sales (excl acquisition & integration costs) Interest Expense $185 to $190 million; Net Debt/Adjusted EBITDA 4.2x-4.4x All comparisons are to Fiscal 2019 comparable reported results, excluding acquisition and integration costs

Reaffirm Fiscal 2020 Outlook METRIC Fiscal 2020 Outlook Non-GAAP 20% to 22% Tax Rate Adjusted EBITDA* $610 to $640 million (margin of approximately 22.5%) Adjusted Free $310 to $340 million (Yield of nearly 12%) Cash Flow* Adjusted EPS* $3.00 - $3.20 (Note: $0.03 of hurricane benefit in fiscal 2019) Synergies Incremental $45 to $50 million (65% COGS and 35% SG&A) All comparisons are to Fiscal 2019 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations on the following pages.

Non-GAAP Reconciliation: Q1 2020 vs. 2019 Net Sales (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: • Impact of acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019 and the Battery Acquisition on January 2, 2019. These adjustments include the impact of the acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate. 10

Non-GAAP Reconciliations: Q1 2020 vs 2019 Gross Profit Margin (amounts in millions) Adjusted Gross Margin as a percent of sales excludes the impact of costs related to acquisition and integration. 11

Non-GAAP Reconciliations: 2020 Outlook (amounts in millions)